UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2006

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Skyline Drive, Hawthorne, NY		10532
(Address of principal		(Zip Code)
executive offices)

Registrant’s telephone number, including area code:		(914) 347-4300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 3, 2006, the Registrant issued a press release and provided via webcast information relating to its financial results for the second quarter ended June 30, 2006. Copies of the press release and transcript for the webcast are attached hereto as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, and incorporated by reference into this Item 2.02.

The information in this Item 2.02 of Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1                           Press Release dated August 3, 2006

99.2                           Transcript of webcast on August 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

August 3, 2006	By:	/s/ David Lawrence
Name: David Lawrence, M.B.A.
Title: Chief Financial Officer

Exhibit Index

Exhibit
No.	Description
99.1	Press Release dated August 3, 2006

99.2	Transcript of webcast on August 3, 2006